Acquisition of a subsidiary - Assets and liabilities (Details) ¥ in Thousands	Mar. 31, 2022 CNY (¥)
Recognized amounts of assets acquired and liabilities assumed at the date of acquisition
Property, plant and equipment	¥ 10,290
Right-of-use assets	1,781,595
Prepayments for construction project relating to headquarter building	200,000
Trade and other receivables	58
Cash and cash equivalents	10,996
Trade and other payables	(964,558)
Total identifiable net liabilities acquired	¥ 1,038,381